SEE PDF OF POWERPOINT SLIDE PRESENTATION

Investor Presentation
August 2009

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Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission

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•	Medford, NY – FDA (PMA), USDA and ISO 13.485 certified manufacturer of point of care tests
•	Growing base business of rapid tests for HIV marketed in the US and globally based on lateral flow technology
•	24% 5-Year CAGR of Sales – Achieved Profitability Q2-09
–	108% YTD Increase in Rapid HIV Test Sales
•	New Product Pipeline Enabled by Patented DPP® Point of Care Platform
  (Graphic)

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Point of Care Test Market

•	$5B+ 2008 Global Point of Care Test Market
–	11% Compounded Annual Growth Rate (CAGR)
–	Part of >$38B IVD Market
•	Provide Immediate Information
–	Simply, Accurately, Cost Effectively
•	Enable Improved Outcomes
–	Earlier Detection, Earlier Treatment
–	Lower Overall Cost of Care

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Organization & Management Team

Lawrence Siebert, President
Richard Larkin, CFO
Javan Esfandiari, Sr. VP R&D
Rick Bruce, VP Operations
Tom Ippolito, VP Reg., QA/QC
Sandy Speer, Dir. Client Serv.
Dr. Gary Meller, Director
Katherine Davis, Director (Graphic)

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Regulatory Approvals Provide Access to Large, Diverse & Global POCT Markets

Two FDA-Approved PMA’s

USDA-Approved Facility & Product Licenses

ISO Certified for Global Markets
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FDA Approved Rapid HIV Tests

•	108% US Market Revenue Growth YTD
–	Estimated 10-15% Market Share
–	Gains Based Upon Competitive Features & Increasing Adoption of CDC Recommendations for Routine HIV Testing

•	Competitive Features
–	CLIA Waived
–	Two Formats
–	99.7% Sensitivity; 99.9% Specificity
–	Proprietary Formulation Enables 24 Month Stability
–	Strong Marketing Partner (Graphic)
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Chembio’s Rapid HIV Tests are Distributed Globally

•	Approved for Procurements by UN,WHO, CDC/USAID (PEPFAR)
•	Registered/Approved in several countries in South America, Asia, and Africa
•	CE Mark Pending

      (Graphics)
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DPP® DUAL PATH PLATFORM KEY DESIGN AND PERFORMANCE ADVANTAGES vs. LATERAL FLOW

•	Independent Sample Flow Path Enables Improved Sensitivity & Use of More Challenging Sample Types
•	Improved Multiplexing Facilitated by Direct Binding, Uniform Delivery of Samples
•	US Patent #7,189,522. Patent Protection Pending Worldwide (Graphics)

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Products & Pipeline
    (Graphics)
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DPP® HIV 1/2 Screen Assay
•	Designed for Use with Oral Fluid & Blood
•	$50MM/5MM Unit US Market Growing 15-20%/Year
•	Opportunity to Gain Market Share from Sole Competitor
•	US Clinical Trials Commencing Q4 2009 (Graphic)
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DPP® Syphilis Screen & Confirm

•	First POCT for Syphilis in US Developed with US CDC
•	Comparable to US HIV Market Dynamic
•	FDA Pre-IDE Submission Q3 to Confirm Clinical Plan for 510(K)
•	Better Indication of Active Syphilis Disease
•	Enables Confirmation & Treatment at POC

    (Graphic)
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Hepatitis-C (HCV)

•	Estimated 3MM Infections in US
–	Only 22% Diagnosed
–	25% Co-infection with HIV
–	Major Cause of Liver Disease
–	New therapeutics from Vertex, etc. will drive demand for Dx
•	No Point of Care Test in US
•	Chembio Participating in Pre-Clinical CDC Study

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INFLUENZA ANTIGEN & IMMUNITY TESTS

•	Current Lateral Flow Rapid Tests Need Improvement
•	Initial Data Show Improved Performance with DPP®
•	Multiplex Immune Status Serology Test Project with CDC

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DPP® Global Health Products

•  Five Band POC Confirmatory Test Being Launched in Brazil
•  Three Year $3MM NIH SBIR Phase II Grant for Human Leptospirosis

DPP® Point of Care Test	Collaborating Organization
Tuberculosis	FIND
Malaria	FIND
HIV 1/2 Confirmatory Test	FIOCRUZ
Neglected Diseases: Leishmaniasis, Chagas, Leptospirosis, Leprosy	IDRI, NIH, FIOCRUZ

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Portable Readers with DPP®
•	Hand Held & Desktop Models
•	Sharper Test Results with DPP® improve reader performance
•	Eliminates Interpretation Errors
•	Multiplex Test Results recorded and printed
•	USB connection for Data export. A/C and Rechargeable Battery Power

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Specialty Veterinary Products

•	Companion Animals
–	Canine Leishmaniasis - Brazil
•	Research Laboratory Applications
•	Veterinary TB
–	Two USDA Approved
–	Cervid TB Pending USDA Approval

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Selected Comparative Historical Financial Results

(Graphic)
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 Selected Comparative Historical Financial Results

(Graphic)
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Selected Balance Sheet Data

(Graphic)
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 Selected Share Data

Ticker Symbol	CEMI
Price 8/14/09	$0.16
52 Week High	$0.23
52 Week Low	$0.08
Outstanding Shares	61.9MM
Market Capitalization	9.9MM
Fully Diluted Shares	66.9MM
Management Holding	8.8MM
Average Volume (3 Mos)	52,803

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(Graphic)

For further information please visit our web site
www.chembio.com

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